Exhibit 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                 (Natixis LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2007, between Natixis Real Estate Capital, Inc., formerly known as Natixis Real Estate Capital, Inc. (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2007, between the Purchaser, as depositor, Wells Fargo Bank, N.A., as General Master Servicer, LNR Partners, Inc., as General Special Servicer, NCB, FSB, as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, and U.S. Bank National Association, as Trustee, Paying Agent and Certificate Registrar. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-M and Class A-J Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Natixis Securities North America Inc. (formerly Natixis Securities North America Inc.), Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated March 22, 2007 (the "Underwriting Agreement"), and the Class X, Class X-Y, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EI, Class R-I, Class R-II and Class R-III. The Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated March 22, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated March 22, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of March 22, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of March 2007. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $416,431,538. The sale of the Mortgage Loans shall take place on March 29, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on
Exhibit 3 hereto. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated March 29, 2007, will be executed by the Seller and the General Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to or on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee, the applicable Master Servicer and the applicable Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the applicable Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the applicable Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13" provided that, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller pursuant to the applicable Mortgage Loan Purchase Agreement shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicers, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13," which assignment may be effected in the related Assignment of Mortgage; provided that, if the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Leases or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicers, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Assignment of Leases on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan; provided, if the related Mortgage Loan has been recorded in the name of MERS or its designee, no UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as, and shall deliver evidence of any such transfers to the Master Servicers and the Special Servicers, and the Trustee shall take all actions necessary to confirm that it is shown as, the secured party on the related UCC Financing Statements on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the applicable Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the applicable Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed
(a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or applicable Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or applicable Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or applicable Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the applicable Special Servicer to such party as such Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or applicable Master Servicer). The applicable Primary Servicer (or applicable Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender; and

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents.

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses
(d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing (except with respect to any Mortgage File documents recorded in the name of MERS or its designee), at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this
Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the applicable Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the applicable Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the applicable Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the applicable Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the applicable Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the applicable Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Trustee or the applicable Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the applicable Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the applicable Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the applicable Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the applicable Master Servicer or Primary Servicer, if applicable, with any additional information identified by the applicable Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a corporation in good standing under the laws of New York. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of March 22, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material Breach, the applicable Master Servicer shall, and the applicable Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, upon such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agreed that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the applicable Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the applicable Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the applicable Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the applicable Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the applicable Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the applicable Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

            (d) A certificate of existence for the Seller from the Secretary of State of New York dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
4.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated March 22, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts consistent with the Pooling and Servicing Agreement to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event if such event is reportable under Item 1.03 to Form 8-K and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement, or if the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Natixis Real Estate Capital, Inc., 9 West 57th Street, 36th Floor, New York, New York 10019, Attention: Albert Zakes.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        NATIXIS REAL ESTATE CAPITAL, INC.


                                        By:/s/ Barry Funt
                                           -------------------------------------
                                        Name:  Barry Funt
                                        Title:  Managing Director


                                        By:  /s/ Steve Gerstung
                                           -------------------------------------
                                             Name:  Steve Gerstung
                                             Title:  Managing Director


                                        MORGAN STANLEY CAPITAL I INC.


                                        By:  /s/ Anthony Sfarra
                                           -------------------------------------
                                             Name:  Anthony Sfarra
                                             Title:  Vice President

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated March 22, 2007, and accompanying Prospectus dated February 6, 2007 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus relating to the Commercial Mortgage Pass-Through Certificates Series 2007-IQ13 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II labeled "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage                                       Mortgage
Loan No.   CMSA Loan No.   CMSA Property No.   Loan Seller(1)   Property Name(2)                                   Loan Group
--------   -------------   -----------------   --------------   ------------------------------------------------   ----------
       3               3   3-001               Natixis          Gateway I                                                   1
      14                   14-001              Natixis          Hubbard Woods Plaza                                         1
      14                   14-002              Natixis          Kingsbaker Court                                            1
      14                   14-003              Natixis          Elmdale Building                                            1
      14                   14-004              Natixis          832-842 W. Adams Street                                     1
      14                   14-005              Natixis          Harlem & Milwaukee                                          1
      14                   14-006              Natixis          7837-7848 W. Belmont Ave                                    1
      14                   14-007              Natixis          Central Building                                            1
      15              15   15-001              Natixis          Mount Airy Shopping Center                                  1
      16              16   16-001              Natixis          Plaza Continental                                           1
      17              17   17-001              Natixis          West Covina Parkway                                         1
      19              19   19-001              Natixis          Giant Foods                                                 1
      24              24   24-001              Natixis          Country Club Centre - Neiss                                 1
      25              25   25-001              Natixis          Main Street Crossing - Neiss                                1
      26              26   26-001              Natixis          Shoppes at Lakewood - Neiss                                 1
      28              28   28-001              Natixis          Down Under                                                  2
      29                   29-001              Natixis          530 S. Kingsley Dr.                                         2
      29                   29-002              Natixis          1823-27 Garfield Pl.                                        2
      29                   29-003              Natixis          4243-47 Monroe St.                                          2
      29                   29-004              Natixis          430 S. Union Ave.                                           2
      29                   29-005              Natixis          206 S. Coronado St.                                         2
      29                   29-006              Natixis          964 Fedora St.                                              2
      29                   29-007              Natixis          910 S. Mariposa Ave.                                        2
      33              33   33-001              Natixis          Pan Western                                                 1
      34              34   34-001              Natixis          Pacifica II - Sandcastle Inn                                1
      36              36   36-001              Natixis          Renaissance Hotel                                           1
      38              38   38-001              Natixis          Pico & Main                                                 1
      43              43   43-001              Natixis          Airport Industrial Park East & West                         1
      46                   46-001              Natixis          1400 N Edgemont                                             2
      46                   46-002              Natixis          909 N Gardner                                               2
      49              49   49-001              Natixis          Fort Lee Plaza                                              1
      54              54   54-001              Natixis          385 Clinton                                                 1
      59              59   59-001              Natixis          Pacifica II - Holiday Inn Express Marina Del Rey            1
      60              60   60-001              Natixis          Kempsville Marketplace                                      1
      61              61   61-001              Natixis          Pacifica II - Inn at Venice                                 1
      62              62   62-001              Natixis          Shadow Medical                                              1
      67              67   67-001              Natixis          Kohl's NC                                                   1
      68              68   68-001              Natixis          Southern Crescent                                           1
      69              69   69-001              Natixis          Hampton Inn - Fairburn                                      1
      73              73   73-001              Natixis          Water Street Plaza (ADF)                                    1
      74              74   74-001              Natixis          Springbrook Estates                                         2
      77              77   77-001              Natixis          7342 Greenback Lane                                         1
      79              79   79-001              Natixis          Lowe's Ground Lease                                         1
      84              84   84-001              Natixis          Westwood Square (ADF)                                       1
      91              91   91-001              Natixis          Regency Plaza                                               1
      95              95   95-001              Natixis          Park Plaza Shopping Center                                  1
      99              99   99-001              Natixis          1290 Ocean Avenue                                           2
     101             101   101-001             Natixis          IAA Building                                                1
     112             112   112-001             Natixis          610 E. Stoughton Student Housing                            2
     114             114   114-001             Natixis          Santa Cruz Plaza                                            1

Totals and Weighted Averages:




Mortgage   Cross-Collater-                      Cut-Off Date                               Post IO Period   Cut-Off       Balloon
Loan No.   alization(2)      Original Balance   Balance(3)     NOI DSCR(4)   NCF DSCR(4)   NCF DSCR(4)      Date LTV(4)   LTV(4)
--------   ---------------   ----------------   ------------   -----------   -----------   --------------   -----------   -------
       3   No                     $95,000,000    $95,000,000          1.46          1.34             1.17          76.3%     68.4%
      14   No                      $7,676,343     $7,676,343          1.59          1.49             1.25          62.4%     58.2%
      14   No                      $5,679,245     $5,679,245          1.59          1.49             1.25          62.4%     58.2%
      14   No                      $2,683,599     $2,683,599          1.59          1.49             1.25          62.4%     58.2%
      14   No                      $2,433,962     $2,433,962          1.59          1.49             1.25          62.4%     58.2%
      14   No                      $1,185,776     $1,185,776          1.59          1.49             1.25          62.4%     58.2%
      14   No                      $1,029,753     $1,029,753          1.59          1.49             1.25          62.4%     58.2%
      14   No                        $811,321       $811,321          1.59          1.49             1.25          62.4%     58.2%
      15   No                     $21,000,000    $21,000,000          1.53          1.45             1.22          60.0%     56.1%
      16   No                     $21,000,000    $21,000,000          1.51          1.47             1.21          70.0%     65.1%
      17   No                     $20,900,000    $20,900,000          1.49          1.42             1.17          69.9%     65.0%
      19   No                     $20,000,000    $20,000,000          1.31          1.31             1.10          80.0%     71.9%
      24   Yes                     $6,150,000     $6,150,000          1.67          1.54             1.28          76.0%     68.3%
      25   Yes                     $4,950,000     $4,950,000          1.67          1.54             1.28          76.0%     68.3%
      26   Yes                     $4,900,000     $4,900,000          1.67          1.54             1.28          76.0%     68.3%
      28   No                     $15,500,000    $15,500,000          1.61          1.56             1.30          74.9%     66.0%
      29   No                      $4,157,150     $4,157,150          1.55          1.50              NAP          66.5%     66.5%
      29   No                      $3,368,725     $3,368,725          1.55          1.50              NAP          66.5%     66.5%
      29   No                      $1,992,565     $1,992,565          1.55          1.50              NAP          66.5%     66.5%
      29   No                      $1,605,520     $1,605,520          1.55          1.50              NAP          66.5%     66.5%
      29   No                      $1,204,140     $1,204,140          1.55          1.50              NAP          66.5%     66.5%
      29   No                      $1,075,125     $1,075,125          1.55          1.50              NAP          66.5%     66.5%
      29   No                        $931,775       $931,775          1.55          1.50              NAP          66.5%     66.5%
      33   No                     $12,000,000    $12,000,000          1.45          1.43              NAP          55.1%     46.8%
      34   No                     $11,900,000    $11,900,000          2.33          2.14              NAP          56.4%     56.4%
      36   No                     $10,800,000    $10,800,000          1.76          1.42              NAP          68.4%     57.5%
      38   No                     $10,000,000    $10,000,000          1.33          1.25              NAP          66.2%     60.4%
      43   No                      $9,000,000     $8,988,083          1.27          1.15              NAP          74.3%     63.1%
      46   No                      $5,184,000     $5,184,000          1.61          1.58              NAP          67.9%     67.9%
      46   No                      $3,456,000     $3,456,000          1.61          1.58              NAP          67.9%     67.9%
      49   No                      $8,250,000     $8,250,000          1.58          1.51             1.27          64.5%     58.1%
      54   No                      $7,500,000     $7,500,000          1.53          1.45             1.20          62.5%     58.1%
      59   No                      $7,100,000     $7,100,000          2.62          2.35              NAP          64.6%     64.6%
      60   No                      $7,100,000     $7,100,000          1.57          1.44              NAP          65.7%     65.7%
      61   No                      $6,500,000     $6,500,000          2.33          2.12              NAP          59.6%     59.6%
      62   No                      $6,500,000     $6,500,000          1.74          1.57              NAP          61.3%     61.3%
      67   No                      $6,200,000     $6,200,000          1.10          1.10              NAP          76.8%     64.2%
      68   No                      $6,170,000     $6,170,000          1.61          1.47             1.23          70.1%     61.8%
      69   No                      $6,000,000     $6,000,000          1.45          1.30              NAP          63.8%     41.8%
      73   No                      $5,800,000     $5,800,000          1.52          1.45             1.22          73.4%     68.5%
      74   No                      $5,700,000     $5,700,000          1.52          1.50             1.23          69.3%     64.5%
      77   No                      $5,350,000     $5,350,000          1.48          1.40             1.17          65.7%     61.3%
      79   No                      $5,000,000     $5,000,000          3.27          3.27             2.51          56.6%     49.5%
      84   No                      $4,600,000     $4,600,000          1.38          1.29             1.07          72.3%     67.4%
      91   No                      $4,100,000     $4,100,000          1.51          1.38              NAP          55.4%     55.4%
      95   No                      $3,800,000     $3,800,000          1.53          1.44             1.22          73.8%     68.9%
      99   No                      $3,630,000     $3,630,000          1.31          1.24              NAP          78.9%     78.9%
     101   No                      $3,500,000     $3,500,000          2.20          2.17              NAP          48.6%     37.4%
     112   No                      $3,075,000     $3,068,456          1.22          1.19              NAP          74.8%     63.8%
     114   No                      $3,000,000     $3,000,000          2.10          1.97              NAP          43.5%     43.5%

Totals and Weighted Averages:    $416,450,000   $416,431,538          1.64x        1.55x            1.27x          66.4%     61.7%






Mortgage
Loan No.   Street Address                                           City             State   Zip Code   Property Type
--------   ------------------------------------------------------   --------------   -----   --------   ----------------------------
       3   One Gateway Center / 7-45 Raymond Blvd.                  Newark           NJ         07102   Office
      14   63-107 N Green Bay Road                                  Glencoe          IL         60022   Retail
      14   910 W. Van Buren                                         Chicago          IL         60607   Office
      14   1211 W. Elmdale Street                                   Chicago          IL         60660   Mixed Use
      14   832-842 W. Adams Street                                  Chicago          IL         60607   Retail
      14   7532-7550 N. Milwaukee                                   Chicago          IL         60631   Retail
      14   7837-7848 W. Belmont Ave                                 Elmwood Park     IL         60707   Retail
      14   3042-3046 North Central Ave                              Chicago          IL         60634   Mixed Use
      15   400 East Ridgeville Boulevard                            Mount Airy       MD         21771   Retail
      16   3700-3760 Inland Empire Boulevard & 3550, 3640 and
            3660 Porsche Way                                        Ontario          CA         91764   Retail
      17   1000-1100 West Covina Boulevard                          West Covina      CA         91790   Retail
      19   315 York Road                                            Willow Grove     PA         19090   Retail
      24   1700 Carter Hill Rd.                                     Montgomery       AL         36106   Retail
      25   6404-6438 West Wilkinson Blvd.                           Belmont          NC         28012   Retail
      26   2000 Chapel Hill Rd.                                     Durham           NC         27707   Retail
      28   1600 Old Bainbridge Road                                 Tallahassee      FL         32304   Multifamily
      29   530 S. Kingsley Drive                                    Los Angeles      CA         90020   Multifamily
      29   1823-27 Garfield Place                                   Los Angeles      CA         90028   Multifamily
      29   4243-47 Monroe Street                                    Los Angeles      CA         90029   Multifamily
      29   430 S. Union Avenue                                      Los Angeles      CA         90017   Multifamily
      29   206 S. Coronado Street                                   Los Angeles      CA         90057   Multifamily
      29   964 Fedora Street                                        Los Angeles      CA         90006   Multifamily
      29   910 S. Mariposa Avenue                                   Los Angeles      CA         90006   Multifamily
      33   4910 Donovan Way                                         Las Vegas        NV         89081   Industrial
      34   100 Stimson Avenue                                       Pismo Beach      CA         93449   Hospitality
      36   101 North Main Street                                    McAllen          TX         78501   Hospitality
      38   1308-1326 S. Main Street & 1315 S. Los Angeles Street    Los Angeles      CA         90015   Mixed Use
      43   14600 & 14476 Duval Place West                           Jacksonville     FL         32218   Industrial
      46   1400 North Edgemont Street                               Los Angeles      CA         90027   Multifamily
      46   909 North Gardner Street                                 Los Angeles      CA         90046   Multifamily
      49   1550 Lemoine Ave.                                        Fort Lee         NJ         07024   Retail
      54   385 Clinton Street                                       Costa Mesa       CA         92626   Industrial
      59   737 Washington Boulevard                                 Marina Del Rey   CA         90292   Hospitality
      60   4872, 4876 & 4878 Princess Anne Road                     Virginia Beach   VA         23462   Retail
      61   327 Washington Boulevard                                 Venice Beach     CA         90292   Hospitality
      62   400 Shadow Lane                                          Las Vegas        NV         89106   Office
      67   1301 Beaver Creek Commons Drive                          Apex             NC         27502   Retail
      68   34 Upper Riverdale Road                                  Riverdale        GA         30274   Office
      69   7790 Ella Lane                                           Fairburn         GA         30213   Hospitality
      73   126-128 W. Water Street                                  Santa Fe         NM         87501   Retail
      74   1000 South Springbrook Road                              Newberg          OR         97132   Manufactured Housing
                                                                                                         Community
      77   7342 Greenback Lane                                      Citrus Heights   CA         95621   Retail
      79   2700 Skypark Drive                                       Torrance         CA         90505   Retail
      84   950 North Western Avenue                                 Lake Forest      IL         60045   Mixed Use
      91   3507 South Maryland Pkwy                                 Las Vegas        NV         89169   Retail
      95   78737 Highway 40                                         Winter Park      CO         80482   Retail
      99   1290 Ocean Avenue                                        Brooklyn         NY         11230   Multifamily
     101   409 W 66th Ave                                           Denver           CO         80221   Industrial
     112   610 East Stoughton Street                                Champaign        IL         61820   Multifamily
     114   248-254 West Harvard Blvd.                               Santa Paula      CA         90360   Retail

Totals and Weighted Averages:




Mortgage                                                                             Percent
Loan No.   Property Sub-Type                Units/SF   Year Built   Year Renovated   Leased(5)
--------   ------------------------------   --------   ----------   --------------   ----------------------------------------------
       3   Urban                             514,956         1971             2006        95.7%
      14   Anchored                           35,059         1974             1996        98.6%
      14   Urban                              66,600         1946             1984        56.0%
      14   Multifamily/Retail                 16,600         1927             2001       100.0%
      14   Unanchored                         12,000         1960             2001        83.3%
      14   Unanchored                         13,500         1958   NAP                  100.0%
      14   Unanchored                          9,000         1961             1996       100.0%
      14   Multifamily/Retail                  5,000         1972             1996          50% (Commercial) and 100% (Residential)
      15   Anchored                          132,289         1974             2001        96.9%
      16   Shadow Anchored                   119,898         1988             1998        94.9%
      17   Anchored                           87,625         1990             2005        95.0%
      19   Free Standing                     110,000         2007   NAP                  100.0%
      24   Anchored                           67,622         1990   NAP                  100.0%
      25   Anchored                           65,572         1989   NAP                   98.2%
      26   Anchored                           82,453         1959             1995        89.2%
      28   Student Housing                       168         2000             2006        96.2%
      29   Mid Rise                               45         1930             2005        91.1%
      29   Mid Rise                               47         1923             1985        97.9%
      29   Mid Rise                               20         1928             2005        90.0%
      29   Mid Rise                               30         1926   NAP                   96.7%
      29   Mid Rise                               20         1924   NAP                   90.0%
      29   Mid Rise                               20         1928             2005       100.0%
      29   Mid Rise                               16         1925   NAP                  100.0%
      33   Warehouse                         952,663         1998             2005       100.0%
      34   Limited Service                        75         1986             2001        64.8%
      36   Full Service                          165         1918             2000        74.4%
      38   Retail/Office                      51,186         1919             2004        87.5%
      43   Flex                              254,750         1981             2006        91.3%
      46   Mid Rise                               42         1988             2005        97.6%
      46   Mid Rise                               17         1988   NAP                   94.1%
      49   Unanchored                         30,331         1977             2005        91.2%
      54   Flex                               53,120         1974             2006       100.0%
      59   Limited Service                        68         1993             2006        84.8%
      60   Anchored                           71,460         1988             2004        93.6%
      61   Limited Service                        43         1972             2005        86.9%
      62   Suburban                           41,849         1998   NAP                  100.0%
      67   Free Standing                     101,630         2007   NAP                  100.0%
      68   Suburban                           41,021         2005   NAP                  100.0%
      69   Limited Service                        99         2005   NAP                   57.1%
      73   Unanchored                         15,697         1985             2007        97.1%
      74   Manufactured Housing Community        125         1995   NAP                   92.0%
      77   Anchored                           31,987         2002   NAP                  100.0%
      79   Free Standing                     140,938         2006   NAP                  100.0%
      84   Retail/Office                      29,150         1978             2006        83.7%
      91   Shadow Anchored                    37,167         1979             1986       100.0%
      95   Unanchored                         25,562         1976             2004       100.0%
      99   Low Rise                               60         1928             2006        98.3%
     101   Warehouse                          10,570         2006   NAP                  100.0%
     112   Student Housing                        26         1987             2000       100.0%
     114   Unanchored                         29,181         1990             1999        69.8%

Totals and Weighted Averages:



Mortgage   Percent Leased                                      Related         Cut-Off Date Balance                First Payment
Loan No.   as of Date(5)    Security Type(6)   Lien Position   Borrower List   per Unit or SF         Note Date    Date (P&I)(7)
--------   --------------   ----------------   -------------   -------------   --------------------   ----------   -------------
       3   02/01/2007       Fee / Leasehold    First                                           $184   03/07/2007   05/05/2009
      14   10/31/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      14   10/31/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      14   10/31/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      14   10/31/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      14   12/07/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      14   10/31/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      14   10/31/2006       Fee                First                                           $136   01/23/2007   03/05/2012
      15   01/10/2007       Fee                First                                           $159   02/07/2007   04/05/2012
      16   11/01/2006       Fee                First                                           $175   02/01/2007   03/05/2012
      17   10/01/2006       Fee / Leasehold    First                                           $239   01/18/2007   03/07/2012
      19   08/15/2006       Fee                First                                           $182   03/07/2007   05/05/2010
      24   11/01/2006       Fee                First           24, 25, 26                       $74   02/05/2007   03/05/2010
      25   11/01/2006       Fee                First           24, 25, 26                       $74   02/05/2007   03/05/2010
      26   11/01/2006       Fee                First           24, 25, 26                       $74   02/05/2007   03/05/2010
      28   09/13/2006       Fee                First                                        $92,262   09/15/2006   11/05/2008
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      29   02/01/2007       Fee                First           29, 46                       $72,399   03/05/2007   NAP
      33   12/01/2006       Fee                First                                            $13   03/07/2007   05/01/2007
      34   12/31/2006       Fee                First           34, 59, 61                  $158,667   03/07/2007   NAP
      36   12/31/2006       Fee / Leasehold    First                                        $65,455   02/15/2007   04/05/2007
      38   12/06/2006       Fee                First                                           $195   02/15/2007   04/10/2007
      43   11/15/2006       Fee                First                                            $35   02/01/2007   03/05/2007
      46   02/01/2007       Fee                First           29, 46                      $146,441   03/05/2007   NAP
      46   02/01/2007       Fee                First           29, 46                      $146,441   03/05/2007   NAP
      49   12/01/2006       Fee                First                                           $272   02/22/2007   04/05/2010
      54   01/19/2007       Fee                First           54, 74                          $141   01/26/2007   03/05/2012
      59   12/31/2006       Fee                First           34, 59, 61                  $104,412   03/07/2007   NAP
      60   11/01/2006       Fee                First                                            $99   02/01/2007   NAP
      61   12/31/2006       Fee                First           34, 59, 61                  $151,163   03/07/2007   NAP
      62   10/31/2006       Fee                First                                           $155   02/01/2007   NAP
      67   01/15/2007       Fee                First                                            $61   03/05/2007   04/05/2007
      68   01/01/2007       Fee                First                                           $150   02/23/2007   04/05/2009
      69   12/31/2006       Fee                First                                        $60,606   02/27/2007   04/05/2007
      73   01/01/2007       Fee                First           73, 84                          $370   02/15/2007   04/05/2012
      74   03/01/2007       Fee                First           54, 74                       $45,600   01/26/2007   03/05/2012
      77   01/18/2007       Fee                First                                           $167   03/01/2007   04/05/2012
      79   11/01/2006       Leasehold          First                                            $35   03/09/2007   05/07/2011
      84   01/01/2007       Fee                First           73, 84                          $158   02/21/2007   04/05/2012
      91   08/04/2006       Fee                First                                           $110   02/16/2007   NAP
      95   02/07/2007       Fee                First                                           $149   02/28/2007   04/05/2012
      99   12/20/2006       Fee                First                                        $60,500   01/19/2007   NAP
     101   01/01/2007       Fee                First                                           $331   03/07/2007   05/05/2007
     112   12/01/2006       Fee                First                                       $118,018   12/29/2006   02/05/2007
     114   12/01/2006       Fee                First                                           $103   02/20/2007   NAP

Totals and Weighted Averages:





Mortgage   First Payment
Loan No.   Date (IO)(7)     Maturity Date   Due Date   Grace Period(8)   ARD Loan   Lockbox Status   Lockbox Type
--------   -------------   -------------   --------   ---------------   --------   --------------   --------------------
       3   05/05/2007       04/05/2017             5                 5   No         In-Place         Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      14   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      15   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      16   03/05/2007       02/05/2017             5                 0   No         NAP              NAP
      17   03/07/2007       02/07/2017             7                 0   No         Springing        Hard
      19   05/05/2007       04/05/2017             5                 0   No         In-Place         Hard
      24   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      25   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      26   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      28   11/05/2006       10/05/2016             5                 0   No         In-Place         Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      29   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      33   NAP              04/01/2017             1                 4   No         Springing        Hard
      34   05/05/2007       04/05/2017             5                 0   No         Springing        Hard
      36   NAP              03/05/2017             5                 0   No         Springing        Hard
      38   NAP              03/10/2012            10                 0   No         Springing        Hard
      43   NAP              02/05/2017             5                 0   No         Springing        Hard
      46   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      46   04/05/2007       03/05/2014             5                 0   No         Springing        Hard
      49   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      54   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      59   05/05/2007       04/05/2017             5                 0   No         Springing        Hard
      60   03/07/2007       02/07/2017             7                 0   No         Springing        Hard
      61   05/05/2007       04/05/2017             5                 0   No         Springing        Hard
      62   03/07/2007       02/07/2017             7                 0   No         Springing        Hard
      67   NAP              03/05/2017             5                15   No         In-Place         Hard
      68   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      69   NAP              03/05/2017             5                 0   No         Springing        Hard
      73   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      74   03/05/2007       02/05/2017             5                 0   No         Springing        Hard
      77   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      79   05/07/2007       04/07/2017             7                 0   No         Springing        Hard
      84   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      91   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      95   04/05/2007       03/05/2017             5                 0   No         Springing        Hard
      99   03/09/2007       02/09/2012             9                 0   No         Springing        Hard
     101   NAP              04/05/2017             5                 0   No         Springing        Hard
     112   NAP              01/05/2017             5                 0   No         In-Place         Hard
     114   04/07/2007       03/07/2017             7                 0   No         Springing        Hard

Totals and Weighted Averages:




Mortgage   Original           Remaining Term   Original         Remaining                                             Monthly
Loan No.   Term to Maturity   to Maturity      Amort. Term(9)   Amort. Term   Mortgage Rate   Monthly Payment (P&I)   Payment (IO)
--------   ----------------   --------------   --------------   -----------   -------------   ---------------------   ------------
       3                120              120              360           360           6.480%               $599,216       $521,550
      14                120              119              360           360           5.810%                $45,090        $37,786
      14                120              119              360           360           5.810%                $33,359        $27,955
      14                120              119              360           360           5.810%                $15,763        $13,210
      14                120              119              360           360           5.810%                $14,297        $11,981
      14                120              119              360           360           5.810%                 $6,965         $5,837
      14                120              119              360           360           5.810%                 $6,049         $5,069
      14                120              119              360           360           5.810%                 $4,766         $3,994
      15                120              120              360           360           5.895%               $124,491       $104,882
      16                120              119              360           360           5.529%               $119,618        $98,370
      17                120              119              360           360           5.605%               $120,048        $99,247
      19                120              120              360           360           5.740%               $116,588        $97,261
      24                120              119              360           360           5.681%                $35,621        $29,600
      25                120              119              360           360           5.681%                $28,670        $23,825
      26                120              119              360           360           5.681%                $28,381        $23,584
      28                120              115              360           360           5.760%                $90,552        $75,640
      29                 84               84               IO            IO           5.750%                    NAP        $20,252
      29                 84               84               IO            IO           5.750%                    NAP        $16,411
      29                 84               84               IO            IO           5.750%                    NAP         $9,707
      29                 84               84               IO            IO           5.750%                    NAP         $7,821
      29                 84               84               IO            IO           5.750%                    NAP         $5,866
      29                 84               84               IO            IO           5.750%                    NAP         $5,238
      29                 84               84               IO            IO           5.750%                    NAP         $4,539
      33                120              120              360           360           6.095%                $72,681            NAP
      34                120              120               IO            IO           5.795%                    NAP        $58,425
      36                120              120              360           360           5.730%                $62,889            NAP
      38                 60               60              300           300           6.590%                $68,084            NAP
      43                120              119              360           359           6.035%                $54,162            NAP
      46                 84               84               IO            IO           5.750%                    NAP        $25,254
      46                 84               84               IO            IO           5.750%                    NAP        $16,836
      49                120              120              360           360           5.870%                $48,776        $41,029
      54                120              119              360           360           5.557%                $42,853        $35,310
      59                120              120               IO            IO           5.795%                    NAP        $34,859
      60                120              119               IO            IO           5.650%                    NAP        $33,986
      61                120              120               IO            IO           5.795%                    NAP        $31,913
      62                120              119               IO            IO           5.510%                    NAP        $30,343
      67                120              120              360           360           5.505%                $35,222            NAP
      68                120              120              360           360           5.730%                $35,927        $29,951
      69                120              120              240           240           5.940%                $42,778            NAP
      73                120              120              360           360           5.840%                $34,180        $28,697
      74                120              119              360           360           5.527%                $32,461        $26,691
      77                120              120              360           360           5.760%                $31,255        $26,108
      79                120              120              300           300           5.625%                $31,079        $23,828
      84                120              120              360           360           5.670%                $26,611        $22,097
      91                120              120               IO            IO           5.945%                    NAP        $20,651
      95                120              120              360           360           5.879%                $22,488        $18,927
      99                 60               59               IO            IO           5.780%                    NAP        $17,776
     101                120              120              300           300           5.800%                $22,125            NAP
     112                120              118              360           358           6.095%                $18,624            NAP
     114                120              120               IO            IO           5.670%                    NAP        $14,411

Totals and Weighted
Averages:               111              111              351           351           5.793%


Totals and Weighted
 Average:



Mortgage   Third Most       Third Most Recent   Second Most   Second Most Recent
Loan No.   Recent NOI(10)   NOI End Date        Recent NOI    NOI End Date         Most Recent NOI   Most Recent NOI End Date
--------    --------------   -----------------  -----------   ------------------   ---------------   ------------------------
       3       $3,680,247          12/31/2004    $3,563,089           12/31/2005        $4,822,622                 12/31/2006
      14         $577,009          12/31/2004      $590,620           12/31/2005          $712,881                 12/16/2006
      14         $592,503          12/31/2004      $472,817           12/31/2005          $605,780                 12/18/2006
      14         $119,694          12/31/2004       $55,752           12/31/2005           $51,667                 12/16/2006
      14         $185,132          12/31/2004      $219,494           12/31/2005          $249,638                 12/16/2006
      14          $89,902          12/31/2004       $74,506           12/31/2005          $154,390                 12/16/2006
      14          $87,424          12/31/2004      $126,173           12/31/2005          $105,210                 12/18/2006
      14          $34,361          12/31/2004       $45,968           12/31/2005           $50,512                 12/16/2006
      15       $1,887,671          12/31/2004    $1,827,512           12/31/2005        $1,790,860                 12/31/2006
      16       $1,852,785          12/31/2004    $1,670,206           12/31/2005        $1,887,314                 11/30/2006
      17       $1,150,322          12/31/2004    $1,478,945           12/31/2005        $1,392,460                 09/30/2006
      19              NAP                 NAP           NAP                  NAP               NAP                        NAP
      24              NAP                 NAP           NAP                  NAP               NAP                        NAP
      25              NAP                 NAP           NAP                  NAP               NAP                        NAP
      26              NAP                 NAP           NAP                  NAP               NAP                        NAP
      28              NAP                 NAP           NAP                  NAP               NAP                        NAP
      29              NAP                 NAP           NAP                  NAP          $233,070                 02/13/2007
      29              NAP                 NAP           NAP                  NAP          $163,008                 02/13/2007
      29              NAP                 NAP           NAP                  NAP          $125,696                 02/13/2007
      29              NAP                 NAP           NAP                  NAP           $70,680                 02/13/2007
      29              NAP                 NAP           NAP                  NAP           $58,771                 02/13/2007
      29              NAP                 NAP           NAP                  NAP           $52,704                 02/13/2007
      29              NAP                 NAP           NAP                  NAP           $50,264                 02/12/2007
      33              NAP                 NAP      $486,607           12/31/2004          $501,084                 12/31/2005
      34       $1,518,021          12/31/2004    $1,614,578           12/31/2005        $1,860,261                 12/31/2006
      36       $1,003,829          12/31/2004    $1,085,254           12/31/2005        $1,531,987                 12/31/2006
      38         $874,230          12/31/2004    $1,009,370           12/31/2005        $1,115,005                 10/31/2006
      43         $532,659          12/31/2004      $556,668           12/31/2005          $627,894                 10/31/2006
      46              NAP                 NAP           NAP                  NAP          $323,590                 02/12/2007
      46              NAP                 NAP           NAP                  NAP          $210,251                 02/12/2007
      49         $201,190          12/31/2004      $420,751           12/31/2005          $709,245                 12/31/2006
      54              NAP                 NAP           NAP                  NAP               NAP                        NAP
      59         $744,062          12/31/2004      $937,479           12/31/2005        $1,143,160                 12/31/2006
      60         $610,235          12/31/2004      $714,223           12/31/2005          $663,377                 10/31/2006
      61         $739,796          12/31/2004      $918,172           12/31/2005        $1,041,024                 12/31/2006
      62              NAP                 NAP      $630,415           12/31/2005          $733,620                 10/31/2006
      67              NAP                 NAP           NAP                  NAP               NAP                        NAP
      68              NAP                 NAP           NAP                  NAP          $641,510                 12/31/2006
      69              NAP                 NAP           NAP                  NAP          $878,535                 12/31/2006
      73         $624,358          12/31/2004      $589,741           12/31/2005          $546,714                 12/31/2006
      74         $338,285          12/31/2004      $340,106           12/31/2005          $401,168                 12/31/2006
      77              NAP                 NAP           NAP                  NAP          $501,131                 12/31/2005
      79              NAP                 NAP           NAP                  NAP               NAP                        NAP
      84         $204,023          12/31/2004      $350,606           12/31/2005          $370,872                 12/31/2006
      91              NAP                 NAP      $185,629           12/31/2004          $256,979                 12/31/2005
      95         $314,376          12/31/2004      $336,950           12/31/2005          $347,919                 12/31/2006
      99              NAP                 NAP           NAP                  NAP               NAP                        NAP
     101              NAP                 NAP           NAP                  NAP               NAP                        NAP
     112         $256,156          08/31/2004      $272,185           08/31/2005          $291,999                 08/31/2006
     114         $294,345          12/31/2004      $307,537           12/31/2005          $357,159                 10/31/2006





Mortgage
Loan No.   Underwritten EGI   Underwritten Expenses   Underwritable NOI   Underwritten Reserves   Underwritable Cash Flow
--------   ----------------   ---------------------   -----------------   ---------------------   -----------------------
       3        $18,255,294              $9,101,789          $9,153,505                $773,676                $8,379,829
      14         $1,197,151                $415,633            $781,518                 $37,094                  $744,424
      14           $853,367                $335,282            $518,085                 $39,687                  $478,398
      14           $377,317                $204,774            $172,543                 $18,140                  $154,403
      14           $308,363                 $69,045            $239,318                 $11,055                  $228,263
      14           $200,886                 $68,454            $132,432                 $12,407                  $120,025
      14           $165,161                 $52,485            $112,676                  $6,576                  $106,100
      14           $106,835                 $42,539             $64,296                  $3,204                   $61,092
      15         $2,526,837                $596,875          $1,929,962                $101,658                $1,828,304
      16         $2,457,875                $670,381          $1,787,494                 $48,700                $1,738,794
      17         $2,333,078                $557,313          $1,775,765                 $88,765                $1,687,000
      19         $1,550,000                 $15,500          $1,534,500                      $0                $1,534,500
      24           $740,335                $127,974            $612,361                 $42,117                  $570,244
      25           $621,629                $160,736            $460,893                 $45,563                  $415,330
      26           $687,304                $213,278            $474,026                 $35,678                  $438,348
      28         $2,587,913              $1,129,053          $1,458,860                 $42,000                $1,416,860
      29           $578,121                $216,815            $361,306                 $11,250                  $350,056
      29           $490,278                $194,378            $295,900                 $12,000                  $283,900
      29           $271,974                 $85,815            $186,159                  $5,000                  $181,159
      29           $262,606                $113,272            $149,334                  $7,500                  $141,834
      29           $196,150                 $78,850            $117,300                  $5,000                  $112,300
      29           $177,285                 $79,694             $97,591                  $5,000                   $92,591
      29           $157,444                 $62,413             $95,031                  $4,000                   $91,031
      33         $1,433,052                $172,121          $1,260,931                 $14,342                $1,246,589
      34         $3,340,399              $1,707,722          $1,632,677                $133,616                $1,499,061
      36         $6,440,847              $5,112,774          $1,328,073                $257,634                $1,070,439
      38         $1,315,137                $227,934          $1,087,203                 $66,189                $1,021,014
      43         $1,272,917                $448,948            $823,969                 $73,964                  $750,005
      46           $735,803                $228,005            $507,798                 $10,500                  $497,298
      46           $433,952                $126,484            $307,468                  $4,250                  $303,218
      49         $1,102,957                $326,229            $776,728                 $35,007                  $741,721
      54           $867,842                $217,518            $650,324                 $34,905                  $615,419
      59         $2,778,961              $1,683,063          $1,095,898                $111,158                  $984,740
      60           $870,942                $232,333            $638,609                 $50,135                  $588,474
      61         $1,994,684              $1,102,157            $892,527                 $79,787                  $812,740
      62           $876,648                $242,684            $633,964                 $60,979                  $572,985
      67           $465,000                      $0            $465,000                      $0                  $465,000
      68           $798,647                $220,357            $578,290                 $48,827                  $529,463
      69         $1,831,983              $1,090,013            $741,970                 $73,279                  $668,691
      73           $652,073                $129,541            $522,532                 $22,870                  $499,662
      74           $658,179                $171,543            $486,636                  $6,250                  $480,386
      77           $641,017                $176,029            $464,988                 $26,309                  $438,679
      79         $1,757,250                $821,304            $935,946                      $0                  $935,946
      84           $589,900                $224,829            $365,071                 $23,104                  $341,967
      91           $545,770                $172,580            $373,190                 $30,062                  $343,128
      95           $549,056                $200,981            $348,075                 $20,060                  $328,015
      99           $544,124                $264,153            $279,971                 $15,000                  $264,971
     101           $632,218                 $48,699            $583,519                  $6,390                  $577,129
     112           $345,434                 $73,421            $272,013                  $6,500                  $265,513
     114           $508,137                $144,359            $363,778                 $22,338                  $341,440

Totals and Weighted Averages:

                                                                                               Cooperative Loans
                                                                                   ------------------------------------------
Mortgage                                                                                                               Unsold
Loan No.   Balloon Balance   Current Value(11)   Source of Value   Valuation Date   Rental Value(12)   LTV as Rental   Percent
--------   ---------------   -----------------   ---------------   --------------   ----------------   -------------   -------
       3       $85,092,056        $124,500,000   Appraisal         01/26/2007       NAP                NAP             NAP
      14        $7,163,156         $12,300,000   Appraisal         12/07/2006       NAP                NAP             NAP
      14        $5,299,571          $9,100,000   Appraisal         12/05/2006       NAP                NAP             NAP
      14        $2,504,193          $4,300,000   Appraisal         12/05/2006       NAP                NAP             NAP
      14        $2,271,245          $3,900,000   Appraisal         12/05/2006       NAP                NAP             NAP
      14        $1,106,504          $1,900,000   Appraisal         12/07/2006       NAP                NAP             NAP
      14          $960,911          $1,650,000   Appraisal         12/07/2006       NAP                NAP             NAP
      14          $757,082          $1,300,000   Appraisal         12/05/2006       NAP                NAP             NAP
      15       $19,617,588         $35,000,000   Appraisal         12/29/2006       NAP                NAP             NAP
      16       $19,519,584         $30,000,000   Appraisal         12/15/2006       NAP                NAP             NAP
      17       $19,447,465         $29,900,000   Appraisal         10/24/2006       NAP                NAP             NAP
      19       $17,982,610         $25,000,000   Appraisal         11/24/2006       NAP                NAP             NAP
      24        $5,522,004          $7,900,000   Appraisal         12/14/2006       NAP                NAP             NAP
      25        $4,444,540          $6,375,000   Appraisal         11/22/2006       NAP                NAP             NAP
      26        $4,399,646          $6,774,000   Appraisal         12/01/2006       NAP                NAP             NAP
      28       $13,660,860         $20,700,000   Appraisal         08/21/2006       NAP                NAP             NAP
      29        $4,157,150          $4,700,000   Appraisal         01/22/2007       NAP                NAP             NAP
      29        $3,368,725          $3,700,000   Appraisal         01/23/2007       NAP                NAP             NAP
      29        $1,992,565          $2,400,000   Appraisal         01/23/2007       NAP                NAP             NAP
      29        $1,605,520          $1,900,000   Appraisal         01/22/2007       NAP                NAP             NAP
      29        $1,204,140          $1,400,000   Appraisal         01/22/2007       NAP                NAP             NAP
      29        $1,075,125          $1,200,000   Appraisal         01/22/2007       NAP                NAP             NAP
      29          $931,775          $1,200,000   Appraisal         01/22/2007       NAP                NAP             NAP
      33       $10,207,759         $21,800,000   Appraisal         01/11/2007       NAP                NAP             NAP
      34       $11,900,000         $21,100,000   Appraisal         01/29/2007       NAP                NAP             NAP
      36        $9,088,555         $15,800,000   Appraisal         01/04/2007       NAP                NAP             NAP
      38        $9,124,122         $15,100,000   Appraisal         11/12/2006       NAP                NAP             NAP
      43        $7,639,547         $12,100,000   Appraisal         11/28/2006       NAP                NAP             NAP
      46        $5,184,000          $6,900,000   Appraisal         01/23/2007       NAP                NAP             NAP
      46        $3,456,000          $4,900,000   Appraisal         01/23/2007       NAP                NAP             NAP
      49        $7,437,493         $12,800,000   Appraisal         12/08/2006       NAP                NAP             NAP
      54        $6,974,042         $12,010,000   Appraisal         01/09/2007       NAP                NAP             NAP
      59        $7,100,000         $11,000,000   Appraisal         01/29/2007       NAP                NAP             NAP
      60        $7,100,000         $10,800,000   Appraisal         12/20/2006       NAP                NAP             NAP
      61        $6,500,000         $10,900,000   Appraisal         01/29/2007       NAP                NAP             NAP
      62        $6,500,000         $10,600,000   Appraisal         12/05/2006       NAP                NAP             NAP
      67        $5,181,543          $8,075,000   Appraisal         10/28/2007       NAP                NAP             NAP
      68        $5,434,881          $8,800,000   Appraisal         01/17/2007       NAP                NAP             NAP
      69        $3,926,507          $9,400,000   Appraisal         01/12/2007       NAP                NAP             NAP
      73        $5,414,147          $7,900,000   Appraisal         01/17/2007       NAP                NAP             NAP
      74        $5,298,023          $8,220,000   Appraisal         01/03/2007       NAP                NAP             NAP
      77        $4,988,616          $8,140,000   Appraisal         01/18/2007       NAP                NAP             NAP
      79        $4,375,645          $8,840,000   Appraisal         01/05/2007       NAP                NAP             NAP
      84        $4,283,937          $6,360,000   Appraisal         01/22/2007       NAP                NAP             NAP
      91        $4,100,000          $7,400,000   Appraisal         12/15/2006       NAP                NAP             NAP
      95        $3,549,080          $5,150,000   Appraisal         02/01/2007       NAP                NAP             NAP
      99        $3,630,000          $4,600,000   Appraisal         12/13/2006       NAP                NAP             NAP
     101        $2,692,669          $7,200,000   Appraisal         02/26/2007       NAP                NAP             NAP
     112        $2,615,049          $4,100,000   Appraisal         12/05/2006       NAP                NAP             NAP
     114        $3,000,000          $6,900,000   Appraisal         11/30/2006       NAP                NAP             NAP

Totals and Weighted Averages:





                               Cooperative Loans
           ------------------------------------------------------------
Mortgage                                                 Sponsor/
Loan No.   Sponsor Units   Investor Units   Coop Units   Investor Carry   Largest Tenant(13)                Lease Expiration Date
--------   -------------   --------------   ----------   --------------   -------------------------------   ---------------------
       3   NAP             NAP              NAP          NAP              Gibbons, Del Deo, Dolan           06/30/2018
      14   NAP             NAP              NAP          NAP              Walgreens                         03/30/2015
      14   NAP             NAP              NAP          NAP              National MS Society               07/31/2009
      14   NAP             NAP              NAP          NAP              Broadway Bank                     11/30/2026
      14   NAP             NAP              NAP          NAP              Butter                            06/30/2011
      14   NAP             NAP              NAP          NAP              Furniture Inn, LTD                08/31/2009
      14   NAP             NAP              NAP          NAP              Covenient                         05/31/2009
      14   NAP             NAP              NAP          NAP              Broadway Bank                     11/30/2026
      15   NAP             NAP              NAP          NAP              Safeway Store                     01/31/2022
      16   NAP             NAP              NAP          NAP              Platt College                     03/31/2012
      17   NAP             NAP              NAP          NAP              Tesco Stores West Inc             05/30/2027
      19   NAP             NAP              NAP          NAP              Giant Foods                       08/31/2032
      24   NAP             NAP              NAP          NAP              Winn-Dixie Montgomery, Inc.       05/05/2011
      25   NAP             NAP              NAP          NAP              Fred's Stores                     03/31/2013
      26   NAP             NAP              NAP          NAP              Food Lion                         02/28/2017
      28   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      29   NAP             NAP              NAP          NAP              NAP                               NAP
      33   NAP             NAP              NAP          NAP              Pan Western Corporation           01/31/2022
      34   NAP             NAP              NAP          NAP              NAP                               NAP
      36   NAP             NAP              NAP          NAP              NAP                               NAP
      38   NAP             NAP              NAP          NAP              Jung Jae Song                     02/28/2009
      43   NAP             NAP              NAP          NAP              ETS                               03/31/2011
      46   NAP             NAP              NAP          NAP              NAP                               NAP
      46   NAP             NAP              NAP          NAP              NAP                               NAP
      49   NAP             NAP              NAP          NAP              Chui Young Lu Restaurant          07/31/2011
      54   NAP             NAP              NAP          NAP              Team OC Fun                       10/31/2021
      59   NAP             NAP              NAP          NAP              NAP                               NAP
      60   NAP             NAP              NAP          NAP              Farm Fresh                        12/31/2016
      61   NAP             NAP              NAP          NAP              NAP                               NAP
      62   NAP             NAP              NAP          NAP              Southern Nevada Health District   01/31/2008
      67   NAP             NAP              NAP          NAP              Kohl's Department Stores, Inc.    01/14/2032
      68   NAP             NAP              NAP          NAP              Healthfield Hospice               08/30/2010
      69   NAP             NAP              NAP          NAP              NAP                               NAP
      73   NAP             NAP              NAP          NAP              Coyote Cafe'                      07/31/2016
      74   NAP             NAP              NAP          NAP              NAP                               NAP
      77   NAP             NAP              NAP          NAP              Ross Dress for Less               01/31/2013
      79   NAP             NAP              NAP          NAP              Lowe's Sandwich Lease             05/31/2031
      84   NAP             NAP              NAP          NAP              Burger King                       09/25/2014
      91   NAP             NAP              NAP          NAP              Aaron's                           04/14/2010
      95   NAP             NAP              NAP          NAP              SSI Venture                       10/31/2010
      99   NAP             NAP              NAP          NAP              NAP                               NAP
     101   NAP             NAP              NAP          NAP              Insurance Auto Auctions           12/15/2026
     112   NAP             NAP              NAP          NAP              NAP                               NAP
     114   NAP             NAP              NAP          NAP              DMV                               02/28/2010


Totals and Weighted Averages:





Mortgage                                             Lease
Loan No.   % NSF    Second Largest Tenant            Expiration Date   % NSF    Third Largest Tenant
--------   -----    ------------------------------   ---------------   -----    ---------------------------
       3    20.2%   Saiber, Schlesinger, Saltz       11/14/2009          8.4%   Kaplan
      14    33.7%   Blockbuster                      08/30/2007         17.1%   Beauty Salon
      14    30.0%   Family Health Network, Inc.      02/28/2010         14.3%   Beverage Testing Institute
      14    75.9%   United Investors                 11/30/2026         24.1%   NAP
      14    50.0%   Adams Dental Center              08/31/2010         16.7%   Cleaners
      14    29.6%   Cresent C. Ligo                  08/31/2007         18.5%   Cleaners
      14    38.9%   Laundry                          01/31/2009         22.2%   Ryszard & Dorota Stanisz
      14    50.0%   NAP                              NAP               NAP      NAP
      15    42.5%   Rite Aid                         04/30/2010          6.9%   Fashion Bug
      16    27.9%   El Torito                        10/31/2008          9.5%   Black Angus
      17    19.1%   Petco Animal Supplies            01/31/2012         15.9%   Sizzler
      19   100.0%   NAP                              NAP               NAP      NAP
      24    53.1%   Rite-Aid (fka Harco Drugs)       04/14/2011         13.5%   M.G.A, Inc. (Movie Gallery)
      25    30.3%   Aldi                             08/31/2016         24.5%   Dollar Tree
      26    35.2%   Dollar General                   08/31/2011         12.5%   Piedmont Decorators
      28   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      29   NAP      NAP                              NAP               NAP      NAP
      33   100.0%   NAP                              NAP               NAP      NAP
      34   NAP      NAP                              NAP               NAP      NAP
      36   NAP      NAP                              NAP               NAP      NAP
      38    12.5%   Dorit Ben-Shitrit                07/31/2007          6.6%   Cielo, Inc.
      43    11.8%   Statcorp-Newalliance             03/31/2009          6.9%   Alps Wire Rope Corporation
      46   NAP      NAP                              NAP               NAP      NAP
      46   NAP      NAP                              NAP               NAP      NAP
      49    11.6%   San Chun Restaurant              01/31/2007         11.5%   Hamsoa NJ Inc.
      54    80.7%   Cal-Am Properties Incorporated   10/31/2021         19.4%   NAP
      59   NAP      NAP                              NAP               NAP      NAP
      60    60.7%   Imperial Palace                  08/30/2009          4.7%   Dragon Connection
      61   NAP      NAP                              NAP               NAP      NAP
      62    48.2%   Nevada Health Centers            06/30/2012         14.6%   Jerry L. Jones, M.D.
      67   100.0%   NAP                              NAP               NAP      NAP
      68    23.7%   South Atlanta Hemotology         04/30/2015         18.3%   Dr. Jacob Lee
      69   NAP      NAP                              NAP               NAP      NAP
      73    61.3%   Cos Bar of Santa Fe              10/31/2011         10.5%   Desert Sage
      74   NAP      NAP                              NAP               NAP      NAP
      77    90.8%   Payless Shoesource               04/30/2012          8.8%   The Golden 1 Credit Union
      79   100.0%   NAP                              NAP               NAP      NAP
      84    13.0%   North Shore Cleaners             08/31/2007          6.5%   Chicago Title
      91    16.7%   Brothers Beauty Supply           07/29/2008         13.9%   Lola's Buffet
      95    38.0%   On The Rocks, Inc.               10/31/2009         10.7%   Alpine Peaks, Inc.
      99   NAP      NAP                              NAP               NAP      NAP
     101   100.0%   NAP                              NAP               NAP      NAP
     112   NAP      NAP                              NAP               NAP      NAP
     114    15.3%   Health Car Facility              03/31/2015         10.9%   Radio Shack

Totals and Weighted Averages:





Mortgage   Lease                       Insurance         Tax Escrow     Capital Expenditure   TI/LC Escrow   Other Escrow
Loan No.   Expiration Date    % NSF    Escrow in Place   in Place(14)   Escrow in Place(15)   in Place(16)   Description(17)
--------   ----------------   -----    ---------------   ------------   -------------------   ------------   -----------------------
       3   07/31/2016           5.4%   Yes               Yes            Yes                   Yes            Gibbons Outstanding
                                                                                                              Tenant Improvement
                                                                                                              Reserve
                                                                                                              ($1,429,418.59)
                                                                                                              and Free Rent Reserve
                                                                                                            ($240,213.90)
      14   05/31/2009           7.1%   Yes               Yes            Yes                   Yes            NAP
      14   07/31/2009           9.0%   Yes               Yes            Yes                   Yes            NAP
      14   NAP                NAP      Yes               Yes            Yes                   Yes            NAP
      14   08/31/2007           8.3%   Yes               Yes            Yes                   Yes            NAP
      14   02/28/2011          14.8%   Yes               Yes            Yes                   Yes            NAP
      14   06/30/2007          22.2%   Yes               Yes            Yes                   Yes            NAP
      14   NAP                NAP      Yes               Yes            Yes                   Yes            NAP
      15   08/31/2011           6.3%   Yes               Yes            Yes                   Yes            NAP
      16   10/31/2009           8.5%   Yes               Yes            Yes                   Yes            NAP
      17   06/30/2023           7.9%   Yes               Yes            Yes                   Yes            Upfront TI/LC
                                                                                                              Obligations
                                                                                                              for Golden Optometric
                                                                                                              ($90,000),
                                                                                                              Panera ($107,500),
                                                                                                              Pondahan ($10,000) and
                                                                                                              Ground Lease Escrow
                                                                                                              ($15,600)
      19   NAP                NAP      Yes               Yes            No                    No             Debt Service Reserve
      24   04/30/2007           6.7%   Yes               Yes            Yes                   Yes            Winn Dixie Reserve and
                                                                                                              Anchor Tenant Reserve
      25   10/31/2007          14.6%   Yes               Yes            Yes                   Yes            Anchor Tenant Reserve
      26   11/30/2007          10.7%   Yes               Yes            Yes                   Yes            Food Lion Reserve and
                                                                                                              Anchor Tenant Reserve
      28   NAP                NAP      Yes               Yes            Yes                   No             NAP
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                              Shortfall Reserve
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                              Shortfall Reserve
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                              Shortfall Reserve
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                               Shortfall Reserve
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                               Shortfall Reserve
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                               Shortfall Reserve
      29   NAP                NAP      Yes               Yes            Yes                   No             Waterfall Payments
                                                                                                               Shortfall Reserve
      33   NAP                NAP      Yes               Yes            Yes                   No             NAP
      34   NAP                NAP      Yes               Yes            Yes                   No             NAP
      36   NAP                NAP      Yes               Yes            Yes                   No             NAP
      38   04/30/2008           5.2%   Yes               Yes            Yes                   Yes            NAP
      43   05/31/2010           5.9%   Yes               Yes            Yes                   No             Windstorm Insurance
                                                                                                              Deductible Reserve
      46   NAP                NAP      Yes               Yes            Yes                   No             NAP
      46   NAP                NAP      Yes               Yes            Yes                   No             NAP
      49   11/30/2010           8.2%   Yes               Yes            Yes                   Yes            NAP
      54   NAP                NAP      Yes               Yes            Yes                   No             NAP
      59   NAP                NAP      Yes               Yes            Yes                   No             PIP Reserve
      60   09/30/2008           3.9%   Yes               Yes            Yes                   Yes            NAP
      61   NAP                NAP      Yes               Yes            Yes                   No             NAP
      62   11/30/2007           8.8%   Yes               Yes            Yes                   Yes            NAP
      67   NAP                NAP      No                No             No                    No             NAP
      68   04/30/2015          15.4%   Yes               Yes            Yes                   Yes            NAP
      69   NAP                NAP      Yes               Yes            Yes                   No             NAP
      73   02/28/2012          10.4%   Yes               Yes            Yes                   Yes            NAP
      74   NAP                NAP      Yes               Yes            Yes                   No             NAP
      77   01/31/2012           0.3%   Yes               Yes            Yes                   Yes            NAP
      79   NAP                NAP      Yes               No             No                    No             Ground Lease Escrow
      84   02/28/2008           6.5%   Yes               Yes            Yes                   Yes            NAP
      91   07/20/2016          11.3%   Yes               Yes            No                    No             NAP
      95   06/30/2010          10.7%   Yes               Yes            Yes                   Yes            NAP
      99   NAP                NAP      Yes               Yes            Yes                   No             NAP
     101   NAP                NAP      No                No             No                    No             NAP
     112   NAP                NAP      Yes               Yes            Yes                   No             Debt Service Reserve
     114   01/31/2012           9.6%   Yes               Yes            Yes                   Yes            NAP


Totals and Weighted Averages:



                                              Initial Capital          Monthly Capital          Current Capital
Mortgage                                      Expenditure              Expenditure              Expenditure
Loan No.   Springing Escrow Description(18)   Escrow Requirement(19)   Escrow Requirement(20)   Escrow Balance (21)
--------   --------------------------------   ----------------------   ----------------------   -------------------
       3   NAP                                                    $0                   $8,577                    $0
      14   NAP                                                    $0                   $1,002                $1,002
      14   NAP                                                    $0                     $741                  $741
      14   NAP                                                    $0                     $350                  $350
      14   NAP                                                    $0                     $318                  $318
      14   NAP                                                    $0                     $155                  $155
      14   NAP                                                    $0                     $134                  $134
      14   NAP                                                    $0                     $106                  $106
      15   NAP                                                    $0                   $1,100                    $0
      16   NAP                                                    $0                   $2,400                $2,400
      17   NAP                                                    $0                   $1,096                $1,096
      19   NAP                                                    $0                       $0                    $0
      24   Other                                                  $0                   $1,127                $1,127
      25   Other                                                  $0                   $1,311                $1,311
      26   Other                                                  $0                   $1,374                $1,374
      28   NAP                                                    $0                   $3,500               $17,500
      29   NAP                                              $865,650                       $0              $865,650
      29   NAP                                              $701,475                       $0              $701,475
      29   NAP                                              $414,915                       $0              $414,915
      29   NAP                                              $334,320                       $0              $334,320
      29   NAP                                              $250,740                       $0              $250,740
      29   NAP                                              $223,875                       $0              $223,875
      29   NAP                                              $194,025                       $0              $194,025
      33   NAP                                                    $0                     $385                    $0
      34   NAP                                                    $0                  $11,135                    $0
      36   NAP                                                    $0                  $21,469                    $0
      38   NAP                                                    $0                     $640                    $0
      43   TI/LC                                                  $0                   $2,123                $2,123
      46   NAP                                              $354,000                       $0              $354,000
      46   NAP                                              $236,000                       $0              $236,000
      49   NAP                                                    $0                     $379                    $0
      54   NAP                                                    $0                     $750                  $750
      59   Other                                                  $0                   $9,263                    $0
      60   NAP                                                    $0                     $900                  $900
      61   NAP                                                    $0                   $6,649                    $0
      62   NAP                                                    $0                     $700                  $700
      67   RE Tax, Insurance, Cap Ex, TI/LC                       $0                       $0                    $0
      68   NAP                                                    $0                     $675                    $0
      69   NAP                                                    $0                   $6,134                    $0
      73   NAP                                                    $0                     $196                    $0
      74   NAP                                                    $0                     $521                  $521
      77   NAP                                                    $0                     $400                    $0
      79   NAP                                                    $0                       $0                    $0
      84   NAP                                                    $0                     $364                    $0
      91   NAP                                                    $0                       $0                    $0
      95   NAP                                                    $0                     $320                    $0
      99   NAP                                                    $0                   $1,250                $1,250
     101   RE Tax, Insurance, Cap Ex, TI/LC                       $0                       $0                    $0
     112   NAP                                                    $0                     $596                $1,192
     114   NAP                                                    $0                     $365                    $0

Totals and Weighted Averages:




Mortgage   Initial TI/LC Escrow   Monthly TI/LC            Current TI/LC        Environmental   Interest
Loan No.   Requirement (22)       Escrow Requirement(23)   Escrow Balance(24)   Insurance       Accrual Method   Seasoning(25)
--------   --------------------   ----------------------   ------------------   -------------   --------------   -------------
       3                $76,420                  $61,707              $76,420   No              Actual/360                   0
      14               $124,964                   $2,975               $2,975   No              Actual/360                   1
      14                $92,453                   $2,201               $2,201   No              Actual/360                   1
      14                $43,687                   $1,040               $1,040   No              Actual/360                   1
      14                $39,623                     $943                 $943   No              Actual/360                   1
      14                $19,303                     $460                 $460   No              Actual/360                   1
      14                $16,763                     $399                 $399   No              Actual/360                   1
      14                $13,208                     $314                 $314   No              Actual/360                   1
      15                $60,622                   $6,250              $60,622   No              Actual/360                   0
      16                     $0                  $12,000              $12,000   No              Actual/360                   1
      17                     $0                   $5,956               $5,956   No              Actual/360                   1
      19                     $0                       $0                   $0   No              Actual/360                   0
      24                     $0                   $4,226               $4,226   No              Actual/360                   1
      25                $50,000                   $5,464              $55,506   No              Actual/360                   1
      26                $50,000                   $5,840              $55,882   No              Actual/360                   1
      28                     $0                       $0                   $0   No              Actual/360                   5
      29                     $0                       $0                   $0   No              Actual/360                   0
      29                     $0                       $0                   $0   No              Actual/360                   0
      29                     $0                       $0                   $0   No              Actual/360                   0
      29                     $0                       $0                   $0   No              Actual/360                   0
      29                     $0                       $0                   $0   No              Actual/360                   0
      29                     $0                       $0                   $0   No              Actual/360                   0
      29                     $0                       $0                   $0   No              Actual/360                   0
      33                     $0                       $0                   $0   No              Actual/360                   0
      34                     $0                       $0                   $0   No              Actual/360                   0
      36                     $0                       $0                   $0   No              Actual/360                   0
      38               $120,000                       $0             $120,000   No              Actual/360                   0
      43                     $0                       $0                   $0   No              Actual/360                   1
      46                     $0                       $0                   $0   No              Actual/360                   0
      46                     $0                       $0                   $0   No              Actual/360                   0
      49                     $0                   $2,500                   $0   No              Actual/360                   0
      54                     $0                       $0                   $0   No              Actual/360                   1
      59                     $0                       $0                   $0   No              Actual/360                   0
      60                     $0                   $3,500               $3,500   No              Actual/360                   1
      61                     $0                       $0                   $0   No              Actual/360                   0
      62               $300,000                       $0             $300,292   No              Actual/360                   1
      67                     $0                       $0                   $0   No              Actual/360                   0
      68                     $0                   $3,500                   $0   No              Actual/360                   0
      69                     $0                       $0                   $0   No              Actual/360                   0
      73                     $0                   $2,917                   $0   No              Actual/360                   0
      74                     $0                       $0                   $0   No              Actual/360                   1
      77                     $0                   $3,704                   $0   No              Actual/360                   0
      79                     $0                       $0                   $0   No              Actual/360                   0
      84                     $0                   $2,083                   $0   No              Actual/360                   0
      91                     $0                       $0                   $0   No              Actual/360                   0
      95               $150,000                   $1,650             $150,000   No              Actual/360                   0
      99                     $0                       $0                   $0   No              Actual/360                   1
     101                     $0                       $0                   $0   No              Actual/360                   0
     112                     $0                       $0                   $0   No              Actual/360                   2
     114                     $0                   $2,100                   $0   No              Actual/360                   0


Totals and Weighted Averages:




                                   Prepayment Code(25)
           ---------------------------------------------------------------------
Mortgage                                                                           Administrative   Mortgage
Loan No.   LO   DEF   DEF/YM1   YM3   YM1   3%   2%   1%   Open   YM Formula(27)   Cost Rate (28)   Loan No.
--------   --   ---   -------   ---   ---   -    -    -    ----   --------------   -------------    --------
       3   24    92                                           4                             2.085          3
      14   25    92                                           3                             2.085         14
      14   25    92                                           3                             2.085         14
      14   25    92                                           3                             2.085         14
      14   25    92                                           3                             2.085         14
      14   25    92                                           3                             2.085         14
      14   25    92                                           3                             2.085         14
      14   25    92                                           3                             2.085         14
      15   24    93                                           3                             2.085         15
      16   25    92                                           3                             2.085         16
      17   25    90                                           5                             2.085         17
      19   24    93                                           3                             2.085         19
      24   25    92                                           3                             2.085         24
      25   25    92                                           3                             2.085         25
      26   25    92                                           3                             2.085         26
      28   29    88                                           3                             2.085         28
      29   24    53                                           7                             2.085         29
      29   24    53                                           7                             2.085         29
      29   24    53                                           7                             2.085         29
      29   24    53                                           7                             2.085         29
      29   24    53                                           7                             2.085         29
      29   24    53                                           7                             2.085         29
      29   24    53                                           7                             2.085         29
      33   24    93                                           3                             6.085         33
      34                              116                     4   F                         2.085         34
      36   24    93                                           3                             2.085         36
      38                         36              12   8       4   G                         2.085         38
      43   25    92                                           3                             8.085         43
      46   24    53                                           7                             2.085         46
      46   24    53                                           7                             2.085         46
      49   24    93                                           3                             2.085         49
      54   25    91                                           4                             2.085         54
      59                              116                     4   F                         2.085         59
      60   25    92                                           3                             2.085         60
      61                              116                     4   F                         2.085         61
      62   25    92                                           3                             2.085         62
      67   24    92                                           4                             2.085         67
      68   24    93                                           3                             2.085         68
      69   24    93                                           3                             7.085         69
      73   24    93                                           3                             2.085         73
      74   25    91                                           4                             2.085         74
      77   24    93                                           3                             2.085         77
      79   24    91                                           5                             2.085         79
      84   24    93                                           3                             2.085         84
      91   24    93                                           3                             2.085         91
      95                              116                     4   F                         2.085         95
      99   24                    32                           4   G                         2.085         99
     101   11                         106                     3   F                         2.085        101
     112   26    91                                           3                             2.085        112
     114   24    93                                           3                             2.085        114

Totals and Weighted Averages:



                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since March 22, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved]

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS



              MS IQ13 Exceptions to Representations and Warranties
                          of the Natixis Mortgage loans

Rep. 14   Insurance
          ---------

With respect to Loan 28 (Down Under). The Mortgagor is permitted to maintain insurance policies with a deductible up to $1,100,000 for windstorm damage insurance and $150,000 for property liability insurance so long as the Mortgagor has delivered to the lender an "Acceptable LOC" in the amount of the "Required LOC Amount". An "Acceptable LOC" means a sight-unseen, unconditional, evergreen, irrevocable, standby letter of credit from an issuer with a rating of not less than "A" in form and content wholly acceptable to the lender in its reasonable discretion. The "Required LOC Amount" means an amount equal to the difference between $500,000 and the then-existing deductible for windstorm damage, such deductible not to exceed $1,100,000 at any time.

With respect to Loan 79 (Lowe's Ground Lease). The tenant provides commercial property insurance, and in the event substantial destruction of the improvements by fire or casualty, the tenant may elect to terminate the ground lease. If the tenant terminates the ground lease, the insurance proceeds will be divided between the landlord and the tenant, with 1/25 of the insurance proceeds for each year of the lease term that has expired going to the landlord, and 1/25 of the proceed for each unexpired year of the term going to the tenant. In addition to the tenant's property insurance, the Mortgagor is required to provide a lender's single interest property insurance policy in the full amount of the Mortgage Loan, which will pay off the Mortgage Loan in the event of a casualty for which the tenant terminates the ground lease.

Rep. 17   Leasehold Estate
          ----------------

Rep 17 With respect to Loan 36 (Renaissance Hotel). The related Mortgage Loan is secured by a fee simple in real estate, a leasehold estate and easement interests.

Rep. 17(c) With respect to Loan 79 (Lowe's Ground Lease). The Mortgagor's interest is assignable to the purchaser and the trustee pursuant to a foreclosure or deed in lieu of foreclosure, but is not further assignable by the purchaser and its successors and assigns without the ground lessor's consent. The ground lessor may not withhold its consent if the transferee (i) has a net worth of at least $5,000,000, (ii) has at least five (5) years of experience in the operation and management of comparable or larger properties or will hire a third party property manager having such experience, (iii) has provided notice to the ground lessor stating that the transferee will be bound by all the terms of the ground lease and providing certain information about the proposed transferee, and (iv) does not have a reputation that would embarrass the ground lessor.

Rep. 17(g) With respect to Loan 17 (West Covina Parkway). The ground lease expires about 1 year and 10 months prior to the 20th anniversary of the Stated Maturity Date.

Rep. 17(h) With respect to Loan 17 (West Covina Parkway). The ground lease provides that casualty proceeds be used for restoration, but for condemnation proceeds, the award either is split between the ground lessor and the ground lessee, with the ground lessee receiving the value of the leasehold interest and improvements, if there is a total taking; or, if there is a partial taking, the ground lessee's rent abates in proportion to the taking and the award goes to the ground lessor.

With respect to Loan 79 (Lowe's Ground Lease). The ground lease and the Mortgage provide for insurance proceeds to be applied to restoration or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, but only insurance proceeds exceeding $50,000 may be so applied. The ground lease also provides that with respect to a condemnation award, the ground lessor's costs of collection of the award will be paid first, and then the remainder of the award will be paid to the trustee.

Rep. 17(i) With respect to Loan 79 (Lowe's Ground Lease). Subletting requires the ground lessor's consent, which consent shall not be unreasonably withheld.

Rep. 17(j) With respect to Loan 17 (West Covina Parkway). The ground lease allows the lender a new lease if the lease is terminated, but rejection in bankruptcy is not specifically addressed.

Rep 29    Local Law Compliance
          --------------------

With respect to Loan 73 (Water Street Plaza (ADF)). The Mortgaged Property is a legal non-conforming use due to a parking deficiency of 22 spaces.

With respect to Loan 84 (Westwood Square (ADF)). The Mortgaged Property is a legal non-conforming use due to an excessive floor ratio of 12% and a parking deficiency of 146 spaces.

Rep 35    Due on Sale
          -----------

With respect to Loan No. 29 (WeHo 7 Portfolio LA Multis Portfolio Roll-Up). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions.

With respect to Loan No. 34 (Pacifica II - Sandcastle Inn). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions, including that (i) the combined LTV does not exceed 70% and (ii) the combined DSCR is not less than 1.20x.

With respect to Loan No. 46 (WeHo 2 Portfolio LA Multis Portfolio Roll-Up). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions.

With respect to Loan No. 59 (Pacifica II - Holiday Inn Express Marina Del Rey). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions, including that (i) the combined LTV does not exceed 70% and (ii) the combined DSCR is not less than 1.20x.

With respect to Loan No. 61 (Pacifica II - Inn at Venice). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions, including that (i) the combined LTV does not exceed 70% and (ii) the combined DSCR is not less than 1.20x.

With respect to Loan No. 99 (1290 Ocean Avenue). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions, including that (i) the combined LTV does not exceed 90% and (ii) the combined DSCR is not less than 1.00x.

With respect to Loan No. 101 (IAA Building). The Mortgagor has the right in the future to obtain mezzanine financing, subject to various conditions, including that (i) the combined LTV does not exceed 75% and (ii) the combined DSCR is not less than 1.20x.

Rep. 36   Non-Recourse Exceptions
          -----------------------

With respect to Loan 3, (Gateway I). Advance Realty Group, LLC, an affiliate of the Gateway I Borrower, is the guarantor of the Gateway I Loan.

Rep. 40   Single Purpose Entity
          ---------------------

With respect to Loan 19 (Giant Foods). The Mortgagor is a two member tenant-in-common. One of the tenants-in-common previously owned real property in connection with an unrelated financing transaction.

With respect to Loan 69 (Hampton Inn Fairburn). The Mortgage Loan was structured as a Maryland Indemnity Deed of Trust, whereby the owner of the Mortgaged Property guaranteed payment of the Mortgage Loan. Both the owner of the Mortgaged Property and the borrower of the Mortgage Loan are Special Purpose Entities to the extent that the borrower can only be the borrower for the Mortgage Loan and must maintain the separateness covenants and the owner of the Mortgaged Property can only own the Mortgaged Property and must maintain the separateness covenants.

Rep. 44   Terrorism Insurance
          -------------------

With respect to Loan 29 (WeHo 7 Portfolio LA Multis Portfolio Roll-Up). The Mortgagor is not required to incur a cost for terrorism coverage that is in excess of two (2) times the costs of the previous year's insurance premiums for all policies required to be maintained by the Mortgagor under the related Mortgage Loan documents (inclusive of the costs attributable to terrorism insurance) (the "WeHo 7 Terrorism Insurance Cap") for the immediately preceding annual policy period. In the event that the annual premium for terrorism coverage in an amount equal to the full replacement cost of the Mortgaged Property exceeds the WeHo 7 Terrorism Insurance Cap, the Mortgagor will be required to maintain as much terrorism coverage as is available for a premium equal to the WeHo 7 Terrorism Insurance Cap.

With respect to Loan 46 (WeHo 2 Portfolio LA Multis Portfolio Roll-Up). The Mortgagor is not required to incur a cost for terrorism coverage that is in excess of two (2) times the costs of the previous year's insurance premiums for all policies required to be maintained by the Mortgagor under the related Mortgage Loan documents (inclusive of the costs attributable to terrorism insurance) (the "WeHo 2 Terrorism Insurance Cap") for the immediately preceding annual policy period. In the event that the annual premium for terrorism coverage in an amount equal to the full replacement cost of the Mortgaged Property exceeds the WeHo 2 Terrorism Insurance Cap, the Mortgagor will be required to maintain as much terrorism coverage as is available for a premium equal to the WeHo 2 Terrorism Insurance Cap.

                                   SCHEDULE A

List of Mortgage Loans that require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith.

With respect to Loan No. 3 (Gateway I). The Mortgage Loan allows the release of a retail parcel, three parking parcels and an air rights parcel upon satisfaction of certain conditions, including, but not limited to: (a) in the case of a parcel other than the Mulberry Street Parking Parcel, DSCR being not less than 1.50x after giving effect to such release, and in the case of the Mulberry Street Parking Parcel, DSCR being not less than 1.40x after giving effect to such release, (b) LTV on the remaining property being no greater than 70% and (c) in the case of the retail parcel and the parking parcels other than the Mulberry Street Parking parcel, the defeasance of an amount equal to 125% of the allocated loan amount for such parcel.

With respect to Loan No. 14 (United Investors Portfolio Roll-Up). The Mortgage Loan allows the release of any or all of the properties upon satisfaction of certain conditions, including, but not limited to: (a) the defeasance of an amount equal to the greater of (i) the related net sales proceeds or (ii) 125% of the allocated loan amount for the released property and (b) the debt service coverage ratio being not less than the greater of (i) 1.30x and (ii) the debt service coverage ratio immediately preceding the release.

With respect to Loans Nos. 24, 25 and 26 (Country Club Centre - Neiss, Main Street Crossing - Neiss and Shoppes at Lakewood - Neiss). The related Mortgagor may obtain a release of an individual property from cross-collateralization in connection with either a full defeasance with respect to that property or an assumption of the related Mortgage Loan by a new Mortgagor, subject to satisfaction of certain conditions, including that (1) the Shoppes at Lakewood property is not the only remaining property after such release and (2) the remaining properties have a debt service coverage ratio of 1.25x.

With respect to Loan 28 (Down Under). The related Mortgage Loan documents allow the Mortgagor to obtain a release of the parcel of the Mortgaged Property upon the satisfaction of certain conditions specified in the Mortgage Loan documents, including, without limitation, delivery of such legal opinions or documents as may be reasonably required by the lender and a rating confirmation letter from each Rating Agency.

With respect to Loan No. 29 (WeHo 7 Portfolio LA Multis Portfolio Roll-Up). The Mortgage Loan allows the release of any of the properties upon satisfaction of certain conditions, including, but not limited to: (a) the debt service coverage ratio at the time of the release and immediately following the release not being less than the debt service coverage ratio prior to the release (provided the debt service coverage ratio need not exceed 1.50x) and (b) the defeasance of a specified amount. The defeasance amount with respect to an individual property will be an amount equal to 120% of the allocated loan amount for the released property; provided, however, that, with respect to a release that occurs after the portfolio of mortgaged properties has achieved a debt service coverage ratio of not less than 1.20x (after giving effect to the proposed release), the release price will be reduced to 105% for (i) the first two releases and (ii) any additional releases after the first two releases, if the aggregate allocated loan amounts of all properties released to date (after giving effect to the proposed release) does not exceed 20% of the outstanding principal balance of the Mortgage Loan.

                                   SCHEDULE 1A

List of Mortgage Loans that require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)


Country Club Center - Neiss
Main Street - Neiss
Shoppers at Lakewood - Neiss

                                    EXHIBIT 3

                                 PURCHASE PRICE

                  Purchase Price                         $430,574,791
                  Accrued Interest                         $1,979,400
                                                         ----------------
                  Total                                  $432,554,191

                                    EXHIBIT 4

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:          Natixis Real Estate Capital, Inc.
               Purchaser:       Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 29th day of March, 2007.

SELLER:                              Natixis REAL ESTATE CAPITAL, INC.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


PURCHASER:                           MORGAN STANLEY CAPITAL I INC.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT 5

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:


[           ]
 -----------
[           ]
 -----------
[           ]
 -----------
Attention:  [        ]
             --------

LNR Partners, Inc.
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Randy Wolpert and Thomas F. Nealon III, Esq.


[           ]
 -----------
[           ]
 -----------
[           ]
 -----------
Attention:  [        ]
             --------

--------------------------------------------------------------------------------


                            LIMITED POWER OF ATTORNEY

            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 9 West 57th Street, 36th Floor, New York, New York 10019, Attention: Albert Zakes (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint [__________], having an address of [__________], Attention: [__________] (the
"General Master Servicer"), LNR Partners, Inc., having an address of 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Attention: Randy Wolpert and Thomas F. Nealon III, Esq. (the "General Special Servicer") and [____________], having an address of [_____________], Attention: [___________]
(the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the General Master Servicer and, in the event of the failure or incapacity of the Trustee and the General Master Servicer, the General Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the General Master Servicer, the General Special Servicer, NCB, FSB, as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer and the Trustee, as Trustee, Paying Agent and Certificate Registrar with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, I have hereunto set my hand this [__] day of March, 2007.

Witnessed by:                                 Natixis REAL ESTATE CAPITAL, INC.

                                              By:
----------------------------------------         -------------------------------
Print Name:                                   Name:
                                              Title:

Witnessed by:                                 Natixis REAL ESTATE CAPITAL, INC.

                                              By:
----------------------------------------         -------------------------------
Print Name:                                   Name:
                                              Title:


STATE OF                                    )
        ------------------------------------
COUNTY OF                                   )
         -----------------------------------


On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.

--------------------------------
Commission Expires: